UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 16, 2012
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CHROMCRAFT REVINGTON, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13970	35-1848094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (765) 807-2640

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On April 16, 2012, Chromcraft Revington, Inc. (the “Company”) issued a press release announcing the status of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.  Certain estimated unaudited financial information as of and for the year ended December 31, 2011 was included in the press release.  A copy of the press release is furnished with this report as Exhibit 99.1.

Item 8.01.	Other Events.

The information set forth under Item 2.02 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Chromcraft Revington, Inc. dated April 16, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2012

CHROMCRAFT REVINGTON, INC.

By:	/s/	James M. La Neve
James M. La Neve
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Chromcraft Revington, Inc. dated April 16, 2012